UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021 (December 23, 2020)

NEW YORK COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices) (Zip Code)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of New York Community Bancorp, Inc. (the “Company”), dated December 23, 2020 and filed on December 28, 2020 (the “Original Form 8-K”). This Form 8-K/A is being filed to provide updated information on the compensatory arrangements with certain executive officers pursuant to Instruction 2 to Item 5.02 of Form 8-K, and amends Item 5.02 of the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported in the Original Form 8-K, on December 28, 2020 the Company announced that Thomas R. Cangemi was appointed on December 24, 2020 as President and Chief Executive Officer of both the Company and New York Community Bank (the “Bank”), effective December 31, 2020. In addition, as previously reported in the Original Form 8-K, John J. Pinto was appointed Executive Vice President and Chief Financial Officer of the Company and the Bank, effective December 31, 2020.

At a meeting held on January 12, 2021, the Compensation Committee of the Company’s Board of Directors adjusted the base salary for Mr. Cangemi and Mr. Pinto to $1,150,000 and $700,000, respectively. In addition, on January 12, 2021, the Compensation Committee of the Company’s Board of Directors also granted Mr. Cangemi and Mr. Pinto 290,980 and 95,053 shares of restricted stock, respectively, pursuant to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan. The shares of restricted stock will vest in five approximately equal annual installments commencing on January 12, 2022.

Item 9.01	Financial Statements and Other Exhibits.

(d)    Exhibits

Number	Description

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2021	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Senior Managing Director
Director, Investor Relations and Strategic Planning